Exhibit 99.1

CW Nexus Credit Card SPV Holdings, LLC

Receivable-Backed Notes

Sample Receivable Agreed-Upon Procedures

Report To:

CardWorks, Inc.

CW Nexus Credit Card SPV Holdings, LLC

16 October 2020

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CardWorks, Inc.

CW Nexus Credit Card SPV Holdings, LLC

101 Crossways Park West

Woodbury, New York 11797

Re:                            CW Nexus Credit Card SPV Holdings, LLC (the “Issuer”)

Receivable-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by CardWorks, Inc. (“CardWorks”), the Issuer and Guggenheim Securities, LLC (“Guggenheim,” together with CardWorks and the Issuer, the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information relating to a pool of receivables arising in credit card accounts (the “Receivables”) relating to the Issuer’s securitization transaction.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CardWorks, on behalf of the Issuer, provided us with:

a.                                      An electronic data file labeled “Nexus_SEC_20201006.csv” and the corresponding record layout and decode information, as applicable (the “Data File”), that CardWorks, on behalf of the Issuer, indicated contains information relating to the Receivables as of 6 October 2020 (the “Cut-off Date”),

b.                                      Imaged copies of certain printed screen shots from CardWorks’ servicing system (the “Servicing System Screen Shots” or the “Source Documents”) that CardWorks, on behalf of the Issuer, indicated relate to each Sample Receivable (as defined in Attachment A),

c.                                       The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

d.                                      Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by CardWorks, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CardWorks, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                          Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                       The value of the collateral securing the Receivables,

iii.                                    Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.                                   Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

16 October 2020

Attachment A

Procedures performed and our associated findings

1.                                      As instructed by CardWorks, on behalf of the Issuer, we randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”).  For the purpose of this procedure, CardWorks, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 100 Sample Receivables are referred to as Sample Receivable Numbers 1 through 100.

2.                                      For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Servicing System Screen Shots, subject to the instructions, assumptions and methodologies provided by CardWorks, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Data File Field Name	Source Document	Note(s)

Account number	ID	Servicing System Screen Shots	i.

State	STATE	Servicing System Screen Shots

Account open date	ACCT_OPEN_DT	Servicing System Screen Shots

APR	APR	(a) Servicing System Screen Shots and recalculation or (b) Servicing System Screen Shots	ii.

Credit limit	CREDIT_LINE	Servicing System Screen Shots

Delinquency status	DQ_STATUS	Servicing System Screen Shots	iii.

Credit score	CREDIT_BUREAU_SCORE	Servicing System Screen Shots

Notes:

i.                                          For identification purposes only.

ii.                                       For the purpose of comparing the APR Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 53, 57 and 78), CardWorks, on behalf of the Issuer, instructed us to recalculate the APR as the sum of:

a.                                      The MERCH APR, as shown in the Servicing System Screen Shots, and

b.                                      3.25%.

For the purpose of comparing the APR Sample Characteristic for Sample Receivable Numbers 53, 57 and 78, CardWorks, on behalf of the Issuer, instructed us to use the MERCH APR, as shown in the Servicing System Screen Shots.

Exhibit 1 to Attachment A

Notes:  (continued)

iii.                                    For the purpose of comparing the delinquency status Sample Characteristic for each Sample Receivable, CardWorks, on behalf of the Issuer, instructed us to note agreement with the delinquency status, as shown on the Data File, if the # of days delinquent value, as shown in the Servicing System Screen Shots, fell within the corresponding range of days in accordance with the decode table shown below:

Data File Value	# Days Delinquent Value Range

0 PPD	0 to 30
1 PPD	31 to 60
2 PPD	61 to 90
3 PPD	91 to 120
4 PPD	121 to 150
5 PPD	151 to 180
6+ PPD	181 to 210

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by CardWorks, on behalf of the Issuer, described in the notes above.